UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               SCHEDULE 14A


         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential For Use of the Commission Only
    (as Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section 240.14a-12



                       THE INTERGROUP CORPORATION
               ----------------------------------------------
              (Name of Registrant as Specified In Its Charter)

    ----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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paid previously. Identify the previous filing by registration statement
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

                          THE INTERGROUP CORPORATION
                               820 MORAGA DRIVE
                          LOS ANGELES, CALIFORNIA 90049
                                (310) 889-2500
                              ___________________


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FEBRUARY 23, 2005

To the Shareholders of The InterGroup Corporation:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The InterGroup Corporation ("InterGroup" or the "Company") for the fiscal year ended June 30, 2004, will be held in the Luxe Summit Hotel Bel-Air, 11461 Sunset Boulevard, Los Angeles, California 90049 on February 23, 2005 at 2:30 P.M. for the following purposes:

    (1) to elect two Class B Directors to serve until the fiscal 2007 Annual Meeting and until their successors shall have been duly elected and qualified;

    (2) to ratify the retention of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending June 30, 2005; and

    (3) to transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on January 12, 2005 as the record date for determining the shareholders having the right to vote at the meeting or any adjournments thereof.

    Your proxy is important whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage-paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

Dated: January 20, 2005

                                          By Order of the Board of Directors,

                                          /S/ Gary N. Jacobs

                                          Gary N. Jacobs
                                          Secretary

                          THE INTERGROUP CORPORATION
                              820 MORAGA DRIVE
                         LOS ANGELES, CALIFORNIA 90049
                                (310) 889-2500

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 23, 2005


The Board of Directors of The InterGroup Corporation ("InterGroup" or the "Company") is soliciting proxies in the form enclosed with this statement in connection with its fiscal 2004 Annual Meeting of Shareholders to be held on February 23, 2005 or at any adjournments thereof. Only shareholders of record at the close of business on January 12, 2005 are entitled to notice of, and to vote at, the Annual Meeting.

Each shareholder is entitled to cast, in person or by proxy, one vote for each share held of record at the close of business on January 12, 2005. As of January 12, 2005 there were outstanding 2,431,186 shares of common stock, par value $.01 per share (the "Common Stock"), the only outstanding voting security of the Company. Of the total 2,431,186 shares outstanding, a majority, or 1,215,594 voting shares will constitute a quorum for the transaction of business at the meeting. The affirmative vote of the holders of the majority of the shares of the Common Stock present and represented at the meeting and entitled to vote is required to elect directors and ratify the selection of the Company's independent auditors.

The proxies named in the accompanying Form of Proxy will vote the shares represented thereby if the proxy appears to be valid on its face, and where specification is indicated as provided in such proxy, the shares represented will be voted in accordance with such specification. If no specification is made, the shares represented by the proxies will be voted (1) to elect two Board nominees for Class B Directors for a three-year term expiring at the fiscal 2007 Annual Meeting of Shareholders; and (2) for the ratification of the retention of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending June 30, 2005.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

This Proxy Statement and the accompanying Form of Proxy are first being sent to shareholders on or about January 26, 2005. In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                                 PROPOSAL I
                       Election of Class B Directors

The Company's Certificate of Incorporation provides that the Board of Directors shall consist of not more than nine nor less than five members. The exact number of Directors, presently six, is fixed by the Board prior to each year's Annual Meeting of Shareholders. The Board is divided into three staggered classes, each class having not less than one nor more than three members. Each Director is elected to serve for a three-year term, and until the election and qualification of his or her successor. When vacancies on the Board occur, due to resignation or otherwise, the Directors then in office may continue to exercise the powers of the Directors and a majority of such directors may select a new Director to fill the vacancy. Any Director may resign at any time. Any Director may be removed by the vote of, or written consent of, the holders of a majority of the shares of Common Stock outstanding at a special meeting called for the purpose of removal or to ratify the recommendation of a majority of the Directors that such Director be removed.

The term of the Class B Directors expires at the fiscal 2004 Annual Meeting to be held on February 23, 2005. The Board proposes Gary N. Jacobs and William J. Nance as Class B Directors to serve until the fiscal 2007 Annual Meeting and until the election and qualification of their successors. The Board of Directors has been informed that the nominees have consented to being named as nominees and are willing to serve as Directors if elected. However, if any nominee should be unable, or declines to serve, it is intended that the proxies will be voted for such other person as the proxies shall, in their discretion, designate. Unless otherwise directed in the accompanying Proxy, the person's name therein will vote FOR the election of this nominee. Election requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.


                    DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company:

                         Position with
    Name                  the Company         Age      Term to Expire
------------------     ------------------     ---     -----------------
Class A Directors:

John V. Winfield      Chairman of the Board;   58    Fiscal 2006 Annual Meeting
(1)(4)(6)(7)          President and Chief
                      Executive Officer
Josef A.
Grunwald(2)(3)(7)     Director and Vice        56    Fiscal 2006 Annual Meeting
                      Chairman of the Board

Class B Directors:

Gary N. Jacobs
(1)(6)(7)             Secretary; Director      59    Fiscal 2004 Annual Meeting

William J. Nance (1)
(2)(3)(4)(6)(7)       Director                 60    Fiscal 2004 Annual Meeting

Class C Directors:

Mildred Bond
Roxborough(2)(5)      Director                 77    Fiscal 2005 Annual Meeting

John C. Love          Director                 64    Fiscal 2005 Annual Meeting
(3)(4)(5)

Other Executive
Officers:

David C. Gonzalez     Vice President           37      N/A
                      Real Estate

David T. Nguyen       Treasurer and            31     N/A
                      Controller

Michael G. Zybala     Assistant Secretary      52      N/A

------------------

(1)  Member of the Executive Committee
(2)  Member of the Administrative and Compensation Committee
(3)  Member of the Audit Committee
(4)  Member of the Real Estate Investment Committee
(5)  Member of the Nominating Committee
(6)  Member of the Securities Investment Committee
(7)  Member of the Special Strategic Options Committee

Business Experience:

 The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield -- Mr. Winfield was first appointed to the Board in 1982. He currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, having first been appointed as such in 1987. Mr. Winfield also serves as President, Chairman and Chief Executive Officer of Santa Fe Financial Corporation ("Santa Fe") and Portsmouth Square, Inc. ("Portsmouth") both public companies.

Josef A. Grunwald -- Mr. Grunwald is an industrial, commercial and residential real estate developer. He serves as Chairman of PDG N.V. (Belgium), a hotel management company, and President of I.B.E. Services S.A. (Belgium), an international trading company. Mr. Grunwald was first elected to the Board in 1987 and named Vice Chairman on January 30, 2002. Mr. Grunwald is also a Director of Portsmouth.

William J. Nance -- Mr. Nance is a Certified Public Accountant and private consultant to the real estate and banking industries. He is also President of Century Plaza Printers, Inc. Mr. Nance was first elected to the Board in 1984. He served as the Company's Chief Financial Officer from 1987 to 1990 and as Treasurer from 1987 to June 2002. Mr. Nance is also a Director of Santa Fe and Portsmouth.

Mildred Bond Roxborough -- Ms. Roxborough was Director of Development and Special Programs of the National Association for the Advancement of Colored People (NAACP) from 1986 to 1997. She also served as Vice Chairman of the Board of Directors of America's Charities Federation, Chairman of its Membership and Personnel Committees and member of its Long Range Planning Committee; and Member of the Board of Directors of Morningside Health and Retirement Service and Member of Personnel Committee of Morningside Heights Housing Corporation. Since 1997 Ms. Roxborough has served as a consultant to the NAACP. Ms. Roxborough was first appointed to the Company's Board in 1984 and served as Vice Chairman from 1987 through 1994.

Gary N. Jacobs -- Mr. Jacobs was appointed to the Board and as Secretary in 1998. Mr. Jacobs is Executive Vice President, General Counsel, Secretary and a Director of MGM MIRAGE (NYSE: MGG) and Of Counsel to the law firm of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP. Through May 31, 2000, he was a partner of said firm and the head of the corporate department.

John C. Love -- Mr. Love was appointed to the Board in 1998. Mr. Love is an international hospitality and tourism consultant and a hotel broker. He was formerly a partner in the national CPA and consulting firm of Pannell Kerr Forster. He is Chairman Emeritus of the Board of Trustees of Golden Gate University in San Francisco. Mr. Love is also a Director of Santa Fe and Portsmouth.

David C. Gonzalez -- Mr. Gonzalez was appointed Vice President Real Estate of the Company on January 31, 2001. Over the past 14 years, Mr. Gonzalez has served in numerous capacities with the Company, including Controller and Director of Real Estate.

David T. Nguyen - Mr. Nguyen was appointed as Treasurer of the Company on February 26, 2003. Mr. Nguyen also serves as Treasurer of Santa Fe and Portsmouth, having been appointed to those positions on February 27, 2003. Mr. Nguyen is a Certified Public Accountant and, from 1995 to 1999, was employed by PricewaterhouseCoopers LLP where he was a Senior Accountant specializing in real estate. Mr. Nguyen served as the Company's Controller from 1999 to 2001 and from 2003 to the present.

Michael G. Zybala -- Mr. Zybala was appointed Vice President Operations and Assistant Secretary of the Company on January 27, 1999 and served as Vice President Operations until July 15, 2002. Mr. Zybala is an attorney at law and has served as a special legal consultant to the Company. Mr. Zybala is also the Vice President and Secretary of Santa Fe and Portsmouth and has served as their General Counsel since 1995. Mr. Zybala has provided legal services to Santa Fe and Portsmouth since 1978.

Family Relationships and Involvement in Certain Legal Proceedings: There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers, nor was anyone involved in any legal proceeding requiring disclosure.


                     BOARD AND COMMITTEE INFORMATION

Board of Directors:

The Board of Directors of InterGroup is comprised of six members. With the exception of Mr. Winfield, all of the directors meet the standards for "independence" set forth in the applicable rules of the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, Inc. ("Nasdaq"). The Board of Directors held six meetings during the 2004 Fiscal Year (in person, telephonically or by written consent). No Director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he or she served as Director during the 2004 Fiscal Year.

The Board of Directors has not established a formal process for security holders to send communications to the Board of Directors and the Board has not deemed it necessary to establish such a procedure at this time. Historically, almost all communications that the Company receives from security holders are ministerial in nature and are not directed to the Board of Directors. If the Company should receive a security holder communication directed to the Board of Directors, or to an individual director, said communication will be relayed to the Board of Directors or the individual director as the case may be.

The Company does not have any formal policy with regard to board members attendance at annual meetings of shareholders but encourages each director to attend said meetings. Five out of the Company's six directors attended the fiscal 2003 annual meeting of shareholders.

Committees:

The Company has an Executive Committee that meets in lieu of the Board upon the request of the Chairman of the Committee. Mr. Winfield is Chairman of the Executive Committee. The Committee held three meetings (in person, telephonically or by written consent) during the 2004 Fiscal Year.

The Company's Administrative and Compensation Committee is comprised of "independent" members of the Board of Directors as independence is defined by the applicable rules of the SEC and Nasdaq. The Committee reviews and recommends executive salaries and any stock based compensation plans. Mr. Nance is Chairman of the Administrative and Compensation Committee. This committee held two meetings during the 2004 Fiscal Year. This Committee also oversees the Company's two Stock Option Plans.

The Company has a Real Estate Investment Committee, which is chaired by Mr. Nance. This committee held four meetings (in person, telephonically or by written consent) during the 2004 Fiscal Year. The Real Estate Investment Committee reviews and considers potential acquisitions and dispositions of property.

The Company's Nominating Committee is comprised of two "independent" directors as independence is defined by the applicable rules of the SEC and Nasdaq. The Company has not established a charter for the Nominating Committee and the Committee has no policy with regard to consideration of any director candidates recommended by security holders. As a small business issuer whose directors own in excess of fifty percent of the voting shares of the Company, InterGroup has not deemed it appropriate to institute such a policy. Mr. Love is the Chairman of the Nominating Committee. The Committee held one meeting during the 2004 Fiscal Year.

The Company's Securities Investment Committee oversees and establishes certain investment procedures and reports to the Board of Directors. The Committee's Chairman is Mr. Winfield. This committee held five meetings (in person, telephonically or by written consent) during the 2004 Fiscal Year.

The Company's Special Strategic Options Committee is chaired by Mr. Winfield. This committee held one formal meeting during the 2004 Fiscal Year, but its members consult with each other frequently on an informal basis. The Special Strategic Options Committee reviews and considers the Company's strategic options and provides guidance to accomplish its goals considering both current and prospective investment opportunities.

The Company is a small business issuer under SEC rules. The Company's Audit Committee is currently comprised of three members: Directors Nance (Chairperson), Grunwald and Love, each of who meet the independence requirements of the SEC and Nasdaq as modified or supplemented from time to time. Directors Nance and Love also meet the Audit Committee Financial Expert requirement as defined by the SEC and Nasdaq. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management's conduct of the financial reporting process, the annual independent audit of the Company's financial statements, reviewing the financial reports provided by the Company to any governmental body or the public; the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial processes generally. The Audit Committee is also responsible for the selection and retention of the Company's independent auditors. The Audit Committee held six meetings during the 2004 Fiscal Year.

The Company's Board of Directors has adopted a written charter for the Audit Committee. A copy of that written charter, as amended, is attached as Appendix A to this proxy statement.

                        EXECUTIVE COMPENSATION

Executive Officers Compensation

The following table provides certain summary information concerning compensation awarded to, earned by or paid to the named Executive Officers of the Company who earned more than $100,000 (salary and bonus) for all services rendered to the Company and its subsidiaries for fiscal years 2004, 2003 and 2002. There are currently no employment contracts with the Executive Officers.

                           SUMMARY COMPENSATION TABLE
                                                                         Long-Term
                                    Annual Compensation                 Compensation
                      ---------------------------------------------     ------------
                                                                          Awards
                                                                          ------
                                                                        Securities
Name and Principal                                      Other Annual    Underlying
Position               Year     Salary      Bonus       Compensation    Options/SARs
-------------------   ------   -------      ------      -------------   ------------
John V. Winfield
Chairman; President    2004    $522,000(1)  $2,077,000(2) $ 52,426(3)       -
and Chief Executive    2003    $437,000(1)  $  653,533(2) $786,290(3)       -
Officer                2002    $500,750(1)  $        -    $ 80,359(3)       -

David C. Gonzalez      2004    $184,902(4)  $   50,000    $ 70,579(5)       -
Vice President         2003    $156,672(4)  $   20,000             -        -
Real Estate            2002    $186,672(4)  $  100,000             -

David T. Nguyen        2004    $120,000(6)  $   12,000             -        -
Treasurer and          2003    $ 60,000(6)  $        -             -        -
Controller             2002    $      -     $        -             -        -

Michael G. Zybala      2004    $ 84,000(7)  $    8,000             -        -
Assistant Secretary    2003    $ 63,000(7)  $    2,600             -        -
and Counsel            2002    $117,400(7)  $    4,000             -        -
-------------------


(1) Mr. Winfield also serves as President and Chairman of the Board of the Company's subsidiary, Santa Fe, and Santa Fe's subsidiary, Portsmouth. Mr. Winfield received salary and directors fees of $251,000, $211,750 and $242,000 from those entities during fiscal years 2004, 2003 and 2002, respectively, which amounts are included in this item.

(2) These amounts reflect performance bonuses, paid by the Company and its subsidiary Santa Fe and Santa Fe's subsidiary, Portsmouth, based on the results of Mr. Winfield's management of the securities portfolios of those companies for the fiscal years ended June 30, 2004 and 2003. Of the total amount of the bonus for fiscal 2004, $211,000 was paid by Santa Fe and $407,000 was paid by Portsmouth. For Fiscal 2003, $242,178 was paid by Santa Fe and $411,355 was paid by Portsmouth.

(3) For fiscal year 2003 this amount includes $722,683 in forgiveness of debt on one half of the principal balance and accrued interest on a promissory note due the Company. Amounts also include an auto allowance and compensation for a portion of the salary of an assistant. The auto allowance was $14,926, $33,607 and $33,607 during fiscal years 2004, 2003 and 2002, respectively. The amount of compensation related to the assistant was approximately $37,500, $30,000 and $46,752 during fiscal years 2004, 2003 and 2002, respectively. During fiscal 2004, 2003 and 2002, the Company also paid annual premiums in the amount of $42,500 for a split dollar whole life insurance policy owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family.

The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payment to the beneficiary. During fiscal years 2004, 2003 and 2002 Santa Fe and Portsmouth also paid annual premiums on split dollar policies in the total amount of $42,500.

(4) Includes $4,902 for an auto lease for fiscal 2004 and $17,922 for an auto lease in fiscal 2003 and 2002.

(5) Amount shown reflects cost of automobile purchased by the Company for Mr. Gonzalez.

(6) Mr. Nguyen rejoined the Company in December 2002. His salary and bonuses are allocated approximately 50% to the Company and 50% to Santa Fe and Portsmouth.

(7) Mr. Zybala also served as Vice President Operations from in January 1999 to July 15, 2002. His salary and bonuses are allocated approximately 25% to the Company and 75% to Santa Fe and Portsmouth.


On July 18, 2003, the disinterested members of the respective Boards of Directors of the Company's subsidiary, Santa Fe and Santa Fe's subsidiary, Portsmouth, established a performance based compensation program for the Company's CEO, John V. Winfield, to keep and retain his services as a direct and active manager of the securities portfolios of those companies. On January 12, 2004, the disinterested members of the Securities Investment Committee of InterGroup also established a performance based compensation program for Mr. Winfield, which was ratified by the Board of Directors. The Company's previous experience and results with outside money managers was not acceptable.
Pursuant to the criteria established the Board of Directors, Mr. Winfield is entitled to performance compensation for his management of the securities portfolios of the Company and its subsidiaries equal to 20% of all net investment gains generated in excess of an annual return equal to the Prime Rate of Interest (as published by the Wall Street Journal) plus 2%. Compensation amounts are earned, calculated and paid quarterly based on the results of the Company's investment portfolio for that quarter. Should the companies have a net investment loss during any quarter, Mr. Winfield would not be entitled to any further performance-based compensation until any such investment losses are recouped by the Company. This performance based compensation program may be modified or terminated at the discretion of the respective Boards of Directors.

Internal Revenue Code Limitations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, in the case of a publicly held corporation, the corporation is not generally allowed to deduct remuneration paid to its chief executive officer and certain other highly compensated officers to the extent that such remuneration exceeds $1,000,000 for the taxable year. Certain remuneration, however, is not subject to disallowance, including compensation paid on a commission basis and, if certain requirements prescribed by the Code are satisfied, other performance based compensation. Since InterGroup, Santa Fe and Portsmouth are each public companies, the $1,000,000 limitation applies separately to the compensation paid by each entity. For fiscal 2003 and 2002 no compensation paid by the Company to its CEO or other executive officers was subject the deduction disallowance prescribed by Section 162(m) of the Code. For fiscal 2004, approximately $798,700 could be subject to disallowance.

                  OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

The Company did not have any individual grants of stock options or Stock Appreciation Rights ("SARs") during the fiscal year ended June 30, 2004 to any named executive officer.

             AGGREGATE OPTIONS/SAR EXERCISES IN THE LAST FISCAL YEAR
                  AND FISCAL YEAR END OPTION/SAR VALUES


The following table contains information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options and SARs (adjusted for March 31, 2003 stock split):

                                              Number of Securities
              Shares                         Underlying Unexercised      Value of Unexercised
           Acquired on        Value            Options/SARs as of        In-the-Money Options/
Name       Exercise (#)     Realized ($)         June 30, 2004            at June 30, 2004
----       ------------     -----------      -----------------------      --------------------
                                           Exercisable/Unexercisable   Exercisable/Unexercisable
                                           -------------------------   ------------------------
John V.
Winfield             -      $     -            225,000/0                     $861,750/0(1)

David C.
Gonzalez             -      $     -              3,000/12,000                $      0/0(1)
--------------

(1) Based on the closing price of the Company's Common Stock on June 30, 2004 of $11.75 per share.


1998 Stock Option Plan for Non-Employee Directors

On December 8, 1998, the Board of Directors of the Company adopted, subject to stockholder approval and ratification, a 1998 Stock Option Plan for Non-employee Directors (the "Plan"). The stockholders ratified that Plan on January 27, 1999.

The stock to be offered under the Plan shall be shares of the Company's Common Stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, the aggregate number of shares to be delivered upon exercise of all options granted under the Plan shall not exceed 150,000 shares (adjusted for March 31, 2003 stock split). The Plan shall terminate on the earliest to occur of (i) the dates when all of the Common Stock available under the Plan shall have been acquired through the exercise of options granted under the Plan; (ii) 10 years after the date of adoption of the Plan by the Board; or (iii) such other date that the Board may determine.

Pursuant to the Plan, each non-employee director as of the adoption date of the Plan shall be granted on the date thereof: (i) if he or she became a non-employee director prior to January 1, 1998, an option to purchase 8,000 shares of Common Stock; and (ii) if he or she became a non-employee director on or after January 1, 1998, an option to purchase 4,000 shares of Common Stock.
Each new non-employee director who is elected to the Board shall automatically be granted an option to purchase 4,000 shares of Common Stock upon the initial date of election to the Board. On each July 1 following the adoption date, each non-employee director shall be granted an option to purchase 3,000 shares of Common Stock (adjusted for stock split) provided he or she holds such position on that date and the number of Common Shares available for grant under the Plan is sufficient to permit such automatic grant.

The exercise price of the option shall be determined at the time of grant and shall not be less than 100% of the fair market value of the Common Stock at the time of the grant of the option. The term of the option shall be for ten years. Options granted to any non-employee director will not vest 100% until such person has been a member of the Board for four (4) years or more. Non-employee directors who have been a member of Board less than four (4) years, shall be vested with respect to 20% of the options on the date of grant and 20% on each anniversary of such person having become a member of the Board, provided that the optionee is on each such date serving as a member of the Board or as an employee or consultant to the Company.

Pursuant to the Plan, the following non-employee directors of the Company were granted options during fiscal 2004 to purchase 3,000 shares each of the Common Stock of the Company: Josef A. Grunwald; William J. Nance; Mildred Bond Roxborough; Gary N. Jacobs; and John C. Love. The exercise price for the options is $9.52 per share, which was the closing price (adjusted for stock split) of the Company's Common Stock on the Nasdaq National Market System as of the date of grant on July 1, 2003.

1998 Stock Option Plan for Selected Key Officers, Employees and Consultants

On December 8, 1998, the Board of Directors of the Company adopted, subject to shareholder approval and ratification, a 1998 Stock Option Plan for selected key officers, employees and consultants (the "Key Employee Plan"). The Key Employee Plan was ratified by the stockholders on January 27, 1999.

The stock to be offered under the Key Employee Plan shall be shares of the Company's Common Stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, the aggregate number of shares to be delivered upon exercise of all options granted under the Key Employee Plan shall not exceed 300,000 shares (adjusted for stock split). The Key Employee Plan shall terminate on the earliest to occur of (i) the dates when all of the Common Stock available under the Key Employee Plan shall have been acquired through the exercise of options granted under the Key Employee Plan; (ii) 10 years after the date of adoption of the Key Employee Plan by the Board; or (iii) such other date that the Board may determine.

The Key Employee Plan is administered by the Administrative and Compensation Committee appointed by the Board of Directors, which consists of two or more disinterested persons within the meaning of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). Persons eligible to receive options under the Key Employee Plan shall be employees who are selected by the Committee. In determining the Employees to whom options shall be granted and the number of shares to be covered by each option, the Committee shall take into account the duties of the respective employee, their present and potential contribution to the success of the Company, their anticipated number of years of active service remaining and other factors as it deems relevant in connection with accomplishing the purposes of the Key Employee Plan. An employee who has been granted an option may be granted an additional option or options as the Committee shall so determine.

The exercise price of the option shall be determined at the time of grant and shall not be less than 100% of the fair market value of the Common Stock at the time of the grant of the option. The term of the option shall not exceed 10 years from the date on which the option is granted. The vesting schedule for the options and the method or time when the option may be exercised in whole or in part shall be determined by the Committee. However, in no event shall an option be exercisable within six months of the date of grant in the case of an optionee subject to Section 16(b) of the Exchange Act. Subject to certain exceptions, the option shall terminate six months after the optionee's employment with the Company terminates. No options to purchase shares were granted pursuant to the Key Employee Plan during fiscal 2004.


Compensation of Directors

Each director is paid a fee of $1,500 per quarter for a total annual compensation of $6,000. The Chairman of the Board of Directors is eligible to receive $9,000 per annum. Directors also are eligible to receive $500 for each committee meeting attended and $600 for each committee meeting chaired. Members of the Audit Committee receive a fee of $500 per quarter. Directors who are also Executive Officers do not receive any fee for attending Board or Committee meetings. As an Executive Officer, the Company's Chairman has also elected to forego his annual board fee. The Directors are also eligible for grants of options to purchase shares of the Company's Common Stock pursuant to the 1998 Stock Option Plan for Non-Employee Directors.

Except for the foregoing, there are no other arrangements for compensation of Directors and there are no employment contracts between the Company and its Directors.

       COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of the copies of such reports received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during fiscal 2004 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.


       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On March 31, 2003, the Company effectuated a three-for-two stock split of its Common Stock in the form of a 50% stock dividend. Any resulting fractional shares were paid in cash.

The following table sets forth, as of January 12, 2005, certain information with respect to the beneficial ownership of Common Stock of the Company (adjusted for stock split) owned by (i) those persons or groups known by the Company to own more than five percent of the outstanding shares of Common Stock, (ii) each Director and Executive Officer, and (iii) all Directors and Executive Officers as a group.

Name and Address of           Amount and Nature
Beneficial Owner (1)         of Beneficial Owner(2)     Percentage(3)
--------------------        ----------------------     -------------

John V. Winfield               1,613,907(4)                 50.1%

Josef A. Grunwald                139,567(3)                  5.7%

William J. Nance                  75,297(3)                  3.1%

Mildred Bond Roxborough           33,525(3)                  1.4%

Gary N. Jacobs                    27,375(3)(5)               1.1%

John C. Love                      24,000(3)                    *

David C. Gonzalez                 18,750(6)                    *

Michael G. Zybala                      0                       *

David T. Nguyen                        0                       *

All Directors and
Executive Officers as a
Group (9 persons)              1,932,421                    69.1%
------------------
*  Ownership does not exceed 1%.

(1) Unless otherwise indicated, the address for the persons listed is 820 Moraga Drive, Los Angeles, CA 90049.

(2) Unless otherwise indicated and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares beneficially owned.

(3) Percentages are calculated on the basis of 2,431,186 shares of Common Stock outstanding at January 12, 2005, plus any securities that person has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights. The following options are included in director's shares:
Josef A. Grunwald-30,000; William J. Nance-30,000; Mildred Bond Roxborough-30,000; Gary N. Jacobs-24,000; John C. Love-24,000.

(4) Includes 225,000 shares of which Mr. Winfield has the right to acquire pursuant to options

(5) Other than his options, all shares of Mr. Jacobs are held by the Gary and Robin Jacobs Family Trust.

(6) Includes 3,000 shares of which Mr. Gonzalez has the right to acquire pursuant to options.

As of January 12, 2005, InterGroup's Common Stock was held by 563 registered shareholders and approximately 1500 beneficial owners.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 4, 1998, the Administrative and Compensation Committee authorized the Company to obtain whole life and split dollar insurance policies covering the Company's President and Chief Executive Officer, Mr. Winfield. During fiscal 2004 and 2003, the Company paid annual premiums in the amount of approximately $42,500 for the split dollar insurance policy owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary.

On June 30, 1998, the Company's Chairman and President entered into a voting trust agreement with the Company giving the Company the power to vote his approximately 4.0% interest in the outstanding shares of the Santa Fe common stock.

In May 1996, the Company's Chairman and President exercised options to purchase 187,500 shares of Common Stock at a price of $7.67 per share through a full recourse note in the principal amount of $1,437,500 due to the Company on demand with an original due date of May 16, 2001. Interest on the note was at floating rate at the lower of 10% or the prime rate with interest payable quarterly. On May 2, 2001, the Company extended the due date to May 16, 2003. On May 16, 2003, the Chairman settled his related party promissory note by making a cash payment to the Company in the amount of $722,683.50, which was equal to one half of the principal and accrued interest due on the note. The balance of the obligation was satisfied through the forgiveness of debt. The transaction was approved by the disinterested members of the Company's Board of Directors and by its Audit Committee. The amounts due on the note had been reflected as a reduction in shareholders' equity on the Company's balance sheet. During the fiscal year ended June 30, 2003, the Chairman of the Company made interest payments of approximately $55,500 on the note.

As Chairman of the Securities Investment Committee, the Company's President and Chief Executive officer, John V. Winfield, oversees the investment activity of the Company in public and private markets pursuant to authority granted by the Board of Directors. Mr. Winfield also serves as Chief Executive Officer and Chairman of Santa Fe and Portsmouth and oversees the investment activity of those companies. Depending on certain market conditions and various risk factors, the Chief Executive Officer, his family, Santa Fe and Portsmouth may, at times, invest in the same companies in which the Company invests. The Company encourages such investments because it places personal resources of the Chief Executive Officer and his family members, and the resources of Santa Fe and Portsmouth, at risk in connection with investment decisions made on behalf of the Company. Under the direction of the Securities Investment Committee, the Company has instituted certain modifications to its procedures to reduce the potential for conflicts of interest.

The Company, its subsidiary Santa Fe and Santa Fe's subsidiary, Portsmouth, have established performance based compensation programs for Mr. Winfield's management of the securities portfolios of those companies. For the fiscal years ended June 30, 2004 and 2003, Mr. Winfield received, in the aggregate, performance based compensation in the amounts of $2,077,000 and $653,533, respectively. Of the total amount of the bonus for fiscal

2004, $211,000 was paid by Santa Fe and $407,000 was paid by Portsmouth. For fiscal 2003, $242,178 was paid by Santa Fe and $411,355 was paid by Portsmouth. The performance based compensation was approved by the disinterested members of the respective Boards of Directors of the Company and its subsidiaries.

Gary N. Jacobs, a Director of the Company, is Of Counsel to the law firm of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP. Through May 31, 2000 he was a senior partner of said firm, which provided legal services to
the Company during the years ended June 30, 2004 and 2003.   During the year
ended June 30, 2003, the Company made payments of approximately $689,000 to Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP. For fiscal 2004, approximately $38,000 in such fees were incurred.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF GARY N. JACOBS AND WILLIAM J. NANCE AS CLASS B DIRECTORS OF THE COMPANY.

                                  PROPOSAL II
            Ratification of Appointment of Independent Auditors

The Audit Committee of the Board of Directors has selected the firm of PricewaterhouseCoopers LLP, certified public accountants, to continue as the Company's independent auditors for the fiscal year ending June 30, 2005 and recommends to the shareholders that they vote for the ratification of this selection. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting. The Board expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to respond to appropriate questions from Shareholders, and the Board will provide these representatives with an opportunity to make a statement if they desire to do so.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.
                         AUDIT COMMITTEE REPORT

The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement. The Audit Committee primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; appoint and approve the compensation of the Company's independent auditors; review and appraise the audit efforts of the Company's independent auditors; and provide an open avenue of communications among the independent auditors, financial and senior management, and the Board of Directors. During fiscal year ended June 30, 2004, the Company retained its independent auditors, PricewaterhouseCoopers LLP, to provide audit and audit related services. There were no fees paid for non-audit services.

The Audit Committee reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers LLP and management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principals. The discussions with PricewaterhouseCoopers LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by SAS No. 90 with respect to quarterly financial statements. The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), which was discussed with PricewaterhouseCoopers LLP.

Based on the Audit Committee's review of the audited financial statements, and the review and discussions with management and PricewaterhouseCoopers LLP referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 for filing with the Securities and Exchange Commission.

                          THE AUDIT COMMITTEE:
                      WILLIAM J. NANCE, CHAIRPERSON
                              JOHN C. LOVE


Audit Fees

The aggregate fees billed for each of the last two fiscal years ended June 30, 2004 and 2003 for professional services rendered by PricewaterhouseCoopers LLP, the principal auditor for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB or services normally provided by the auditor in connection with statutory and regulatory filings or engagements for those fiscal years, were as follows:


                                              Fiscal Year
                                       -------------------------
                                         2004             2003
                                       --------         --------
               Audit Fees              $207,000         $183,000
               Audit Related Fees             -                -
               Tax Fees                       -                -
               All Other Fees                 -                -


Audit Committee Pre-Approval Policies

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to any de minimus exceptions that may be set for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

All of the services described herein were approved by the Audit Committee pursuant to its pre-approval policies.

None of the hours expended on the principal auditor's engagement to audit the Company's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal auditor's full-time permanent employees.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS FOR THE COMPANY.

                             OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice, other than the approval of the minutes of the last shareholders' meeting, which action will not amount to ratification of the actions taken at that meeting.
As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of that person.

                           SHAREHOLDER PROPOSALS

It is presently anticipated that the fiscal 2005 Annual Meeting of Shareholders will be held on or around February 22, 2006. Any shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the fiscal 2005 Annual Meeting must be received by the Company no later than October 22, 2005. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1934. It is suggested that the proposal be submitted by certified mail - return receipt requested.

                     FORM 10-KSB and ANNUAL REPORT

The Annual Report to Shareholders for the 2004 fiscal year accompanies this proxy statement, but is not deemed a part of the proxy solicitation material.
A copy of the Company's Form 10-KSB for the fiscal year ended June 30, 2004, as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to: John V. Winfield, President, The InterGroup Corporation, 820 Moraga Drive, Los Angeles, CA 90049. Such requests must set forth a good-faith representation that the requesting party was either a holder of record or beneficial owner of the common stock of the Company on January 12, 2005. The Company's Form 10-KSB and other public filings are also available through the Securities and Exchange Commission's world-wide-web site (http://www.sec.gov).

                                                  By Resolution of the Board of
                                                  Directors

                                                  THE INTERGROUP CORPORATION

                                                  Gary N. Jacobs
                                                  Secretary
 Dated:  Los Angeles, California
	   January 20, 2005

                                 APPENDIX A

                        THE INTERGROUP CORPORATION
                          AUDIT COMMITTEE CHARTER
                       (As Amended January 20, 2005)

Purpose:
-------

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management's conduct of the Company's financial reporting process, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders, and the outside auditor is ultimately accountable to the Board and the Committee as such representatives of shareholders. It is the responsibility of the Committee to maintain free and open means of communication between the Board, the outside auditor and the financial management and internal auditors of the Company.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership:
----------

The Committee shall be comprised of at least three (3) "independent" directors that meet the composition requirements as defined by the rules of the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market ("Nasdaq") as may be modified and supplemented from time to time. Accordingly, all of the members of the Committee will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

2.  Are not affiliates of the Company;

3. Do not receive any compensation from the Company other than in the capacity as director; and

4. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee will qualify as an audit committee financial expert as defined by the Securities and Exchange Commission.

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee may designate a Chairman of the Committee by majority vote of the full Committee Membership.

Meetings:
--------

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Committee should be recorded by the Secretary to the Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chairman should meet with the independent auditors and management quarterly to review the Company's financials consistent with #2 below. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Key Responsibilities:
--------------------

The Committee's job is one of oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditor is responsible for auditing those financial statements pursuant to professional standards. Additionally, the Committee recognizes that financial management has more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     1. The Committee shall review with management and the outside auditor the audited financial statements to be included in the Company's Annual Report on Form 10-KSB (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-KSB) prior to the filing of the Form 10-KSB or, if deemed appropriate, prior to any year-end earnings release. The Committee shall review and consider with the outside auditors all matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended by SAS No.90, by auditors with audit committees.

     2. As a whole, or through the Committee chair, the Committee shall review with the outside auditor the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61, as amended by SAS No. 90 with respect to quarterly financial statements. Such review will occur prior to the Company's filing of the Form 10-QSB or, if deemed appropriate, prior to any quarterly earnings releases.

     3. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     4.  The Committee shall:

     (a) request from the outside auditor annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1;

     (b) discuss with the outside auditor any disclosed relationships or services which may impact the outside auditor's objectivity or independence; and

     (c) recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

     5. The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

     6. The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A (i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted nonaudit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

     7. Review and discuss quarterly reports from the independent auditors on:

     (a) All critical accounting policies and practices to be used.

     (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

     (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     8. Periodically consult with the independent auditors, out of the presence of management, about internal controls and the fullness and accuracy of the organization's financial statements.

     9. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

     10. Discuss with management the Company's use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     11. Establish regular and separate systems of reporting to the Committee by each of management, the independent auditors, and the internal accountants regarding any significant judgments made in management's preparation of the financial statements, and the view of each as to appropriateness of such judgments.

     12. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

     14. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     15. Establish, review, and update periodically a Code of Ethical Conduct, and ensure that management has established a system to enforce this Code.

     16. Review and approve any transactions between the Company and its officers, directors or 5% shareholders.

     17. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.


Reporting Responsibilities:
--------------------------

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

The Committee shall prepare such other reports for the full Board of Directors and others as it shall deem necessary to discharge its responsibilities under this Charter.

FORM OF PROXY

                         THE INTERGROUP CORPORATION
          This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby (a) acknowledges receipt of the Notice of Annual
Meeting of Shareholders of The InterGroup Corporation to be held on February 23, 2005 at 2:30 P.M. at the Luxe Summit Hotel Bel-Air, 11461 Sunset Boulevard, Los Angeles, California 90049 and the Proxy Statement in connection therewith each dated January 20, 2005; (b) appoints John V. Winfield and Gary N. Jacobs, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this Form of Proxy, all of the shares of Common Stock of The InterGroup Corporation held of record by the undersigned on January 12, 2005 at the Annual Meeting of Shareholders to be held on February 23, 2005 or at any adjournment thereof.


                   (Continued and to be signed on reverse side)

                        Annual Meeting of Shareholders Of
                          THE INTERGROUP CORPORATION

                              FEBRUARY 23, 2005

                         Please date, sign and mail
                           your proxy card in the
                          envelope provided as soon
                                 as possible.


    Please detach along perforated line and mail in the envelope provided.
----------------------------------------------------------------------------

Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here [x]

1. Election of Class B Directors

[ ] FOR ALL NOMINEES          Nominees:
                              ( ) Gary N. Jacobs
                              ( ) William J. Nance

[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s) mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as shown here (x).

                                                  FOR       AGAINST   ABSTAIN
2.  PROPOSAL TO APPROVE THE RETENTION
    OF PRICEWATERHOUSECOOPERS LLP AS
    AS THE INDEPENDENT PUBLIC AUDITORS            [ ]         [ ]       [ ]
    OF THE INTERGROUP CORPORATION.


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3.


To change the address on your account, please check the box at the right
and indicate your new address in the address space above. Please note     [ ]
that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder _____________________   Date: ____________

Signature of Shareholder _____________________   Date: ____________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held by jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.